Exhibit 10(b)12

THIS LEASE SUPPLEMENT NO. 4 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(c) OF THIS LEASE SUPPLEMENT NO. 4 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART

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LEASE SUPPLEMENT NO. 4

dated as of January 15, 2014

to

FACILITY LEASE NO. 1

dated as of December 1, 1988,

as supplemented,

between

U.S. BANK NATIONAL ASSOCIATION
(as successor in interest to MERIDIAN TRUST COMPANY)
and MILDRED F. SMITH
(as successor in interest to Stephen M. Carta)
not in their individual capacities, but solely as Owner Trustee under
Trust Agreement No. 1 dated as of December 1, 1988, with RCMC I, Inc., as successor in interest to Resources Capital Management Corporation, as successor in interest to Public Service Resources Corporation,

Lessor

and

SYSTEM ENERGY RESOURCES, INC.,

Lessee

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Indexing Instructions: This Lease Supplement No. 4, dated as of January 15, 2014, is filed as an amendment to Facility Lease No.1 between U.S. Bank National Association (as successor in interest to Meridian Trust Company) and Mildred F. Smith (as successor in interest to Stephen M. Carta), both as Lessor, and System Energy Resources, Inc., as Lessee, dated as of December 1, 1988, and recorded in Book 12-V, Page 408, on December 28, 1988, in the office of the Chancery Clerk of Claiborne County, Mississippi. Pursuant to Section 89-5-33(3)(b) of the Mississippi Code, as amended, no indexing instruction is required for this instrument because it is one affecting a previously recorded instrument. As required by Mississippi law, this instrument shall be entered in the general index and noted on the margin of the previously recorded instrument
.
Prepared by:         Wise Carter Child & Caraway, Professional Association
P. O. Box 651
Jackson, MS 39205-0651
(601) 968-5500

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LEASE SUPPLEMENT NO. 4, dated as of January 15, 2014 ("Lease Supplement No. 4"), to FACILITY LEASE NO. 1, dated as of December 1, 1988, as supplemented (the "Facility Lease"), between U.S. BANK NATIONAL ASSOCIATION (as successor in interest to MERIDIAN TRUST COMPANY), a national banking association, not in its individual capacity, but solely as Corporate Owner Trustee and MILDRED F. SMITH (as successor in interest to Stephen M. Carta) not in her individual capacity, but solely as successor Individual Owner Trustee (together, the "Lessor"), under the Trust Agreement (such term, and all other capitalized terms used herein without definition, being defined as provided in Section 1 below), and SYSTEM ENERGY RESOURCES, INC., an Arkansas corporation (the "Lessee").

W I T N E S S E T H:

WHEREAS, the Lessee and the Lessor have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessee of the Undivided Interest; and

WHEREAS, the Lessee and the Owner Participant have executed and delivered Lease Renewal Instrument No. 1, dated as of December 4, 2013 (the “LRI”), pursuant to which the Lessee has elected to exercise its option pursuant to Section 12(b) and Section 13(a) of the Facility Lease to renew the Facility Lease for a renewal term (the “Selected Renewal Term”) with the following terms (collectively, the “Selected Renewal Term Provisions”):

(i) the Selected Renewal Term will commence on July 15, 2015 and end on July 15, 2036;

(ii) the amount of Basic Rent payable on each Basic Rent Payment Date in the Renewal Term, commencing with the Basic Rent Payment Date on January 15, 2016 and ending with the Basic Rent Payment Date on July 15, 2036, shall be $6,875,000; and

(iii) the Casualty Value as of July 15, 2015 shall remain unchanged with Casualty Values as of subsequent Basic Rent Payment Dates during the Selected Renewal Term amortizing ratably from $195,000,000.00 as of the commencement of the Selected Renewal Term in semi-annual steps to $39,000,000.00 as of July 15, 2036;

WHEREAS, the Owner Participant has agreed to the Selected Renewal Term Provisions;

WHEREAS, the Lessor, at the direction of the Owner Participant, and the Lessee have agreed to this Lease Supplement No. 4 to the Lease in order to further evidence the Lessee’s election of the option to renew the Facility Lease with the Selected Renewal Term Provisions; and

WHEREAS, the Refunding Notes (designated “Promissory Notes, Fixed Rate Refunding Series due 2014”) created and established by Supplemental Indenture No. 3 dated as of April 1, 2004 were repaid in full at their maturity on January 15, 2014 (the “Refunding Note Repayment”) and are, therefore, no longer Outstanding;

NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions.

(a) For purposes of this Lease Supplement No. 4, capitalized terms used herein and not otherwise defined herein or in the recitals hereto shall have the meanings assigned to such terms in Appendix A to the Facility Lease (as heretofore amended and as further amended hereby, “Appendix A”).

(b) The Appendix A definitions of “Casualty Value,” and “Special Casualty Value” are each hereby amended and restated in their entirety for all purposes of the Facility Lease (as amended hereby) and the other Transaction Documents as follows:

“Casualty Value”
(x) as of any date during the Basic Lease Term, shall mean the percentage of Facility Cost (USD $400,000,000.00) set forth opposite such date (or the Basic Rent Payment Date next succeeding such date) in Schedule 2 to the Facility Lease as added by Lease Supplement No. 3 dated as of May 1, 2004,
(y) as of any date during the Selected Renewal Term, shall mean the sum of
(1) the amount in dollars set forth opposite such date (or the Basic Rent Payment Date next succeeding such date) in Schedule 1 to this Lease Supplement No. 4, and
(2) Basic Rent then due or to become due on such next succeeding Basic Rent Payment Date, and
(z) as of any date during any renewal term other than the Selected Renewal Term, shall mean the amount determined by amortizing ratably the Fair Market Sales Value of the Undivided Interest as of the commencement of such Renewal Term in semi-annual steps to the amount estimated as of such commencement date to be the Fair Market Sales Value of the Undivided Interest as of the last day of such Renewal Term, together with amounts of Basic Rent then due.
“Special Casualty Value”
(x) as of any date during the Basic Lease Term, shall mean the percentage of Facility Cost (USD $400,000,000) set forth opposite such date (or the Basic Rent Payment Date next succeeding such date) in Schedule 3 to the Facility Lease as added by Lease Supplement No. 3 dated as of May 1, 2004, and
(y) as of any date during any Renewal Term (including the Selected Renewal Term), shall mean an amount equal to Casualty Value for such date.
(c) Appendix A is hereby amended for all purposes of the Facility Lease (as amended hereby) and the other Transaction Documents as follows:

“Selected Renewal Term” shall mean the renewal period commencing on July 15, 2015 and ending on July 15, 2036. The Lessor and the Lessee have agreed that the Selected Renewal Term shall be deemed to be a Renewal Term for all purposes of the Facility Lease and the other Transaction Documents.

SECTION 2. Facility Lease Amendments; Additional Schedule.

(a) Amendment to Section 3(a)(iii). Section 3(a)(iii) of the Lease is re-designated as Section 3(a)(iii)(B) and, immediately preceding such re-designated Section 3(a)(iii)(B), a new Section 3(a)(iii)(A) is inserted as follows:

“(iii)(A) on each Rent Payment Date in the Selected Renewal Term, commencing with the Rent Payment Date on January 15, 2016 and ending on the Rent Payment Date on July 15, 2036, an amount equal to $6,875,000; and”

(b) Selected Renewal Term. The Lessee has elected the Selected Renewal Term. As set forth in Sections 12(b) and Section 13(a) of the Facility Lease, such election shall be irrevocable as to the Lessee, but shall not be binding on the Lessor if, on July 15, 2015, an Event of Default shall have occurred and be continuing or an Event of Loss or a Deemed Loss Event shall have occurred and the Lessor shall have demanded payment under Section 9(c) or 9(d), as the case may be, or in response to which a Special Transfer has been effected.

(c) Schedule 1. Schedule 1 to this Lease Supplement No. 4 is a part of this Lease Supplement No. 4 and shall be effective for all purposes of the Facility Lease (as amended hereby) and the other Transaction Documents.

SECTION 3. Miscellaneous.

(a) Counterpart Execution. This Lease Supplement No. 4 may be executed in any number of counterparts and by each of the parties hereto or thereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

(b) Execution as Lease Supplement. This Lease Supplement No. 4 is executed and shall be construed as a supplement and amendment to the Facility Lease and shall form a part thereof. On and from the delivery of this Lease Supplement No. 4, any reference in any Transaction Document to the Facility Lease shall be deemed to refer to the Facility Lease as supplemented and amended by this Lease Supplement No. 4.

(c) Original Counterpart. The single executed original of this Lease Supplement No. 4 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Corporate Owner Trustee thereon shall be the "Original" of this Lease Supplement No. 4. To the extent that the Facility Lease, as supplemented by this Lease Supplement No. 4, constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in the Facility Lease, as so supplemented, may be created or continued through the transfer or possession of any counterparts of the Facility Lease and supplements thereto other than the "Originals" of any thereof.

(d) Concerning the Lessor. U.S. Bank National Association and Mildred F. Smith are entering into this Lease Supplement No. 4 solely as Corporate Owner Trustee and successor Individual Owner Trustee under the Trust Agreement and not in their individual capacities. Anything herein to the contrary notwithstanding, all and each of the agreements herein made on the part of the Corporate Owner Trustee and successor Individual Owner Trustee are made and intended not as personal agreements of U.S. Bank National Association and Mildred F. Smith but are made and intended for the purpose of binding only the Trust Estate.

(e) Renewal instrument No. 1. The Lessee and the Owner Participant have acknowledged that this Lease Supplement No. 4 fulfills the requirements of Section 1(c) of the LRI. The LRI has not merged into, and has not been superseded by, this Lease Supplement No. 4 and the LRI shall remain in full force and effect notwithstanding the execution, delivery and performance of the Selected Renewal Term Provisions. The LRI is a Transaction Document for all purposes of the Transaction Documents.

// Signature page follows //

IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement No. 4 to be duly executed by an officer thereunto duly authorized, as of the date set forth above.

U.S. BANK NATIONAL ASSOCIATION (as successor in interest to MERIDIAN TRUST COMPANY), not in its individual capacity but solely as Corporate Owner Trustee

By: /s/ Mildred F. Smith
Name:    Mildred F. Smith
Title:    Vice President

/s/ Mildred F. Smith
MILDRED F. SMITH, not in her individual capacity but solely as successor Individual Owner Trustee

ATTEST: /s/ Dawn Balash           SYSTEM ENERGY RESOURCES, INC.

By: /s/ Steven McNeal
Name:     Steven C. McNeal
Title:    Vice President and Treasurer

STATE OF DELAWARE        )
) ss.
COUNTY OF NEW CASTLE        )

Personally appeared before me, the undersigned authority in and for the said County and State on this 15th day of January, 2014, within my jurisdiction, the within named Mildred F. Smith, who acknowledged that she is a Vice President of U.S. BANK NATIONAL ASSOCIATION, a national banking association, as successor Corporate Owner Trustee under that certain Trust Agreement No. 1, dated as of December 1, 1988 among RCMC I, INC., as Owner Participant, U.S. BANK NATIONAL ASSOCIATION, as Corporate Owner Trustee, and MILDRED F. SMITH, as successor Individual Owner Trustee, and that for and on behalf of the said banking association, and as its act and deed in said capacity as Corporate Owner Trustee and its having been duly authorized so to do, she executed the above and foregoing instrument, after first having been duly authorized by said banking association so to do.

    /s/ Kenneth E. Holbert, Sr.
                 Notary Public
KENNETH E. HOLBERT, SR.
NOTARY PUBLIC
State of Delaware
My Commission Expires: October 4, 2016

My Commission Expires:
______________________

STATE OF DELAWARE         )
) ss.
COUNTY OF NEW CASTLE        )

Personally appeared before me, the undersigned authority in and for the said County and State on this 15th day of January, 2014, within my jurisdiction, the within named MILDRED F. SMITH, who acknowledged that she is Individual Owner Trustee under that certain Trust Agreement No. 1, dated as of December 1, 1988 among RCMC I, INC., as Owner Participant, U.S. BANK NATIONAL ASSOCIATION, as Corporate Owner Trustee, and MILDRED F. SMITH, as successor Individual Owner Trustee, and that in her capacity as Individual Owner Trustee, she executed the above and foregoing instrument, after first having been duly authorized so to do..

    /s/ Kenneth E. Holbert, Sr.
                 Notary Public
KENNETH E. HOLBERT, SR.
NOTARY PUBLIC
State of Delaware
My Commission Expires: October 4, 2016

My Commission Expires:
______________________

STATE OF LOUISIANA         )
) ss.
PARISH OF ORLEANS        )

Personally appeared before me, the undersigned authority in and for the said Parish and State on this 14th day of January, 2014, within my jurisdiction, the within named Steven C. McNeal, who acknowledged that he is the Vice President and Treasurer of SYSTEM ENERGY RESOURCES, INC., an Arkansas corporation, and that for and on behalf of the said corporation, and as its act and deed he executed the above and foregoing instrument, after first having been duly authorized by said corporation so to do.

        /s/ Jennifer Favalora
                 Notary Public
JENNIFER B. FAVALORA
Notary Public (ID# 57639)
Orleans Parish, Louisiana
Commission Issued For Life

My Commission Expires:
upon my death

SCHEDULE 1 to
Lease Supplement No. 4

CASUALTY VALUES DURING SELECTED RENEWAL TERM

RENT PAYMENT DATE	CASUALTY VALUE	RENT PAYMENT DATE	CASUALTY VALUE
January 15, 2016	$191,285,714	July 15, 2026	$113,285,714
July 15, 2016	$187,571,429	January 15, 2027	$109,571,429
January 15, 2017	$183,857,143	July 15, 2027	$105,857,143
July 15, 2017	$180,142,857	January 15, 2028	$102,142,857
January 15, 2018	$176,428,571	July 15, 2028	$98,428,572
July 15, 2018	$172,714,286	January 15, 2029	$94,714,286
January 15, 2019	$169,000,000	July 15, 2029	$91,000,000
July 15, 2019	$165,285,714	January 15, 2030	$87,285,714
January 15, 2020	$161,571,429	July 15, 2030	$83,571,429
July 15, 2020	$157,857,143	January 15, 2031`	$79,857,143
January 15, 2021	$154,142,857	July 15, 2031	$76,142,857
July 15, 2021	$150,428,571	January 15, 2032	$72,428,572
January 15, 2022	$146,714,286	July 15, 2032	$68,714,286
July 15, 2022	$143,000,000	January 15, 2033	$65,000,000
January 15, 2023	$139,285,714	July 15, 2033	$61,285,714
July 15, 2023	$135,571,429	January 15, 2034	$57,571,429
January 15, 2024	$131,857,143	July 15, 2034	$53,857,143
July 15, 2024	$128,142,857	January 15, 2035	$50,142,857
January 15, 2025	$124,428,572	July 15, 2035	$46,428,572
July 15, 2025	$120,714,286	January 15, 2036	$42,714,286
January 15, 2026	$117,000,000	July 15, 2036	$39,000,000